UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2026

Hoyne Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-42990 (Commission File Number)	39-2556785 (I.R.S. Employer Identification No.)

810 S. Oak Park Avenue Oak Park, Illinois (Address of Principal Executive Offices)	60304 (Zip Code)

(708) 434-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HYNE	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 22, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Hoyne Bancorp, Inc. (the “Company”) dismissed Wipfli LLP (“Wipfli”) as the Company’s independent registered public accounting firm, effective immediately.

Wipfli performed audits of the financial statements of the Company for the year ended December 31, 2025, and of the financial statements of Hoyne Savings, MHC and Subsidiaries (including Hoyne Savings Bank (the “Bank”)) (the “MHC”) for the years ended December 31, 2024 and 2023. The MHC completed its conversion from the mutual holding company to the stock holding company corporate structure (the “Conversion”) on December 3, 2025. Upon the completion of the Conversion, Hoyne Savings, MHC ceased to exist, and the Bank became a wholly owned subsidiary of the Company.

The audit reports of Wipfli on the Company’s and the MHC’s consolidated financial statements for the years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and 2025, and the subsequent interim period through June 22, 2026, there were no: (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company (including the MHC) and Wipfli on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wipfli, would have caused Wipfli to make reference to the subject matter of the disagreements in connection with its reports on the MHC’s consolidated financial statements for the years ended December 31, 2024 and 2023, or the Company’s consolidated financial statements for the year ended December 31, 2025, or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except with respect to clause (ii) above, for the disclosure of a material weakness in the Company’s internal control over financial reporting as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Management determined that this material weakness was remediated as of March 26, 2026.

The Company provided Wipfli with a copy of the above disclosures and requested that Wipfli furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made above. A copy of Wipfli’s letter to the SEC, dated June 24, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On June 22, 2026, the Audit Committee approved the engagement of Plante & Moran, PLLC (“Plante Moran”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026, effective immediately, subject to satisfactory completion of Plante Moran’s customary client acceptance procedures and execution of an engagement letter.

During the two years ended December 31, 2025, and the subsequent interim period through June 22, 2026, neither the Company nor anyone on its behalf has consulted with Plante Moran regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s or the MHC’s financial statements, and Plante Moran neither provided a written report nor oral advice to the Company or the MHC that Plante Moran concluded was an important factor considered by the Company or the MHC in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Wipfli LLP to the SEC dated June 24, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hoyne Bancorp, Inc.

Date: June 24, 2026	By:	/s/ Walter F. Healy
	Name:	Walter F. Healy
	Title:	President and Chief Executive Officer

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